SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. n/a)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement.

[ ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2)).

[X]     Definitive Proxy Statement.

[ ]     Definitive Additional Materials.

[ ]     Soliciting Material Pursuant to Sec. 250.14a-11(c) or Sec. 250.14a-12.

                         STRONG TOTAL RETURN FUND, INC.
                    (Name of Registrant as Specified in its Charter)


                      (Name of Person(s) Filing Proxy Statement
                            if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate of transaction:
(5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

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                         STRONG TOTAL RETURN FUND, INC.


                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051



March 2, 2000


Dear Shareholder:

Enclosed is a Proxy Statement, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Strong Total Return Fund, Inc. (the "Fund") on February 24, 2000.


The Fund's Board of Directors has proposed that the Fund's investment objective be amended to more closely align the Fund's investment objective with the strengths of its portfolio managers, both of whom are primarily growth managers. Currently, the Fund's investment objective is to seek high total return by investing for capital growth and income. The Fund's emphasis has been on stocks of large- and medium-capitalization companies with steady or growing dividends. The Board believes that changing the Fund's investment objective to focus exclusively on capital growth and eliminate income as one of the Fund's stated goals will allow the Fund's portfolio managers to manage the Fund in a way which plays upon their strengths to the benefit of Fund shareholders. Accordingly, the Board of Directors strongly urges you to vote for the proposed change to the Fund's investment objective. If this proposal is adopted, the corporation's name will be changed to "Strong Large Cap Growth Fund, Inc." and the Fund's name will be changed to "Strong Large Cap Growth Fund" to reflect these changes.



The enclosed materials provide more information about this vote. Please read this information carefully and call our proxy solicitor D.F. King & Co, Inc. at 1-800-829-6551 if you have any questions. Your vote is important to us, no matter how many shares you own.


After you review the enclosed materials, we ask that you vote FOR the proposal amending the Fund's investment objective. Please vote for the proposal by completing, dating and signing your proxy card, and mailing it to us today. You also may vote by phone or by Internet according to the enclosed Voting Instructions.

Thank you for your support.

                                        Sincerely,



                                        Richard S. Strong
                                        Chairman







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                             QUESTIONS AND ANSWERS


QUESTION:  I'M A SMALL INVESTOR.  WHY SHOULD I BOTHER TO VOTE?

ANSWER: Your vote makes a difference. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again - a costly proposition for the Fund.

QUESTION:  WHO GETS TO VOTE?

ANSWER: Any person who owned shares of the Fund on the "record date," which was February 24, 2000, gets to vote - even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

QUESTION:  HOW CAN I VOTE?

ANSWER:  You can vote your shares in any one of four ways:

- Through the Internet.
- By toll-free telephone.
- By mail, using the enclosed proxy card.
- In person at the meeting.

We encourage you to vote by Internet or telephone, using the number that appears on your proxy card. These voting methods will save the Fund a good deal of money (because the Fund would not have to pay for return-mail postage). Whichever method you choose, please take the time to read our proxy statement before you vote.

QUESTION:  I PLAN TO VOTE THROUGH THE INTERNET.  HOW DOES INTERNET VOTING WORK?

ANSWER: To vote through the Internet, please read the enclosed Voting Instructions.

QUESTION:  I PLAN TO VOTE BY TELEPHONE.  HOW DOES TELEPHONE VOTING WORK?

ANSWER:  To vote by telephone, please read the enclosed Voting Instructions.

QUESTION:  I PLAN TO VOTE BY MAIL.  HOW SHOULD I SIGN MY PROXY CARD?

ANSWER: If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Doe, Custodian").







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                         STRONG TOTAL RETURN FUND, INC.


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


The Strong Total Return Fund, Inc. (the "Fund") will hold a Special Meeting of Shareholders on Wednesday, April 26, 2000, at 8:00 a.m., Central Time. The meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. At the meeting, shareholders will be asked to consider and act upon the items noted below:

1. To amend the Fund's investment objective to emphasize only capital growth.
2. To transact any other business properly brought before the Special Meeting.

Only shareholders of record at the close of business on Thursday, February 24, 2000, the record date for this Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or at any adjournments.


                            YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
                OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEBSITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.



AS A SHAREHOLDER OF THE FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE WAYS:
BY (1) COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING OUR TOLL-FREE TELEPHONE, OR (3) VISITING OUR WEBSITE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEBSITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS.


                                  By Order of the Board of Directors,



                                  Stephen J. Shenkenberg
                                  SECRETARY

Menomonee Falls, Wisconsin
March 2, 2000







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

                         STRONG TOTAL RETURN FUND, INC.

                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                           TELEPHONE:  (414) 359-1400
                           TOLL FREE:  (800) 368-3863
                DEVICE FOR THE HEARING IMPAIRED:  (800) 999-2780


                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2000


                                PROXY STATEMENT



This proxy statement is being sent to you in connection with the solicitation by the Board of Directors (the "Board") of the Strong Total Return Fund, Inc. (the "Fund") of proxies to be voted at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, on Wednesday, April 26, 2000, at 8:00 a.m., Central Time, and at any adjournments of the Meeting. At the Meeting, shareholders will be asked to approve an amendment to the Fund's investment objective to more closely align the Fund's investment objective with the strengths of its portfolio managers, who combined, have over 25 years of experience managing growth funds, by emphasizing only capital growth. The accompanying Notice of Special Meeting of Shareholders, this proxy statement and the accompanying proxy card were first mailed to shareholders on or about March 2, 2000. Subject to shareholder approval, the proposal will become effective on or about May 1, 2000 and the Fund's name will be changed to "Strong Large Cap Growth Fund" to reflect the change in the Fund's goals. If the proposed change to the Fund's investment objective is approved, the Fund's emphasis will be on stocks of large-capitalization companies (i.e., "Those "companies with a market capitalization substantially similar to that of the companies in the S&P 500 Index at the time of investment." As of February 23, 2000, the S&P 500 Index included companies with a market capitalization between approximately $300 million and $500 billion.) that the Fund's portfolio managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow or asset value. If the proposal is not approved, the Fund's investment objective will remain unchanged.


The record holders of outstanding shares of the Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope, you may vote by calling our toll-free telephone number or you may vote by visiting our website in accordance with the enclosed Voting Instructions. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the website or toll-free telephone number listed on the enclosed Voting Instructions. If not so revoked, the shares represented by the proxy will be voted at the Meeting and at any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not in itself revoke a proxy.

A quorum for the Meeting occurs if a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting are present in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the quorum. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of

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

the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Shareholder votes will be solicited primarily by mail. The solicitation may also include telephone, facsimile, telegraph or oral communications by certain employees of the Fund's investment adviser, Strong Capital Management, Inc. ("SCM"), who will not be paid for these services, and/or by D.F. King & Co., Inc., a professional proxy solicitor retained by the Fund for an estimated fee of $5,000, plus out-of-pocket expenses. Except for the services provided by SCM, the Fund will pay the costs of the Meeting, the costs of the solicitation of proxies (i.e., votes) and the fees of D.F. King & Co., Inc. The Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.

Only the shareholders of record of the Fund at the close of business on Thursday, February 24, 2000 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of January 31, 2000, there were 35,873,224 issued and outstanding shares of common stock of the Fund.

The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of January 31, 2000 by the directors and executive officers of the Fund.

NAME AND ADDRESS (1)                SHARES     PERCENTAGE

Richard S. Strong                                  *

Marvin E. Nevins                                   *
Willie D. Davis                                    *
Stanley Kritzik                                    *
William F. Vogt                                    *
Neal Malicky                                       *
Stephen J. Shenkenberg                             *
John S. Weitzer                                    *
Thomas M. Zoeller                                  *
Dennis A. Wallstad                                 *
John W. Widmer                                     *
Rhonda K. Haight                                   *


All directors and executive
officers as a group                 3,066          *

___________________
*Less than 1%

(1) Except for Messrs. Nevins, Davis, Kritzik, Vogt and Malicky, the address of all of the directors and executive officers of the Fund is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206. Mr. Malicky's address is 518 Bishops Place, Berea, Ohio 44017.

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

On January 31, 2000 there were no persons known to the Fund to beneficially own more than 5% of the Fund's outstanding shares.

The Fund's investment adviser is Strong Capital Management, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201. Strong Capital Management, Inc. is also the Fund's transfer agent and dividend disbursing agent. The Fund's principal underwriter is Strong Investments, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201.

COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO THE FUND AT P.O. BOX 2936, MILWAUKEE, WISCONSIN 53201 OR BY CALLING 1-800-368-3863.

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


               PROPOSAL TO AMEND THE FUND'S INVESTMENT OBJECTIVE

BACKGROUND. The Board of Directors has approved, subject to shareholder approval, an amendment to the Fund's investment objective. The Fund's current investment objective states:

"The Fund seeks high total return by investing for capital growth and income."

The proposed investment objective that you are being asked to approve states:

"The Fund seeks capital growth."


REASONS FOR THE PROPOSAL. The primary purpose of the proposed change is to more closely align the Fund's investment objective with the strengths of its portfolio managers, both of whom are primarily growth managers who have, combined, over 25 years of experience managing growth funds. The Fund's emphasis has been on stocks of large- and medium-capitalization companies with steady or growing dividends. The Board of Directors believes that changing the Fund's investment objective to focus exclusively on capital growth and eliminate income as one of the Fund's stated goals will allow the Fund's portfolio managers to manage the Fund in a way which plays upon their strengths to the benefit of Fund shareholders.


RELATED EFFECTS OF THE PROPOSAL. If the shareholders of the Fund approve the proposed change to the Fund's investment objective, the Fund will also change its name and its investment strategy to better fit the Fund's new focus. The corporation will change its name from "Strong Total Return Fund, Inc." to "Strong Large Cap Growth Fund, Inc." and the Fund will change its name from the "Strong Total Return Fund" to the "Strong Large Cap Growth Fund." If the proposed change to the Fund's investment objective is approved, the Fund's emphasis will be on stocks of large-capitalization companies (i.e., Those "companies with a market capitalization substantially similar to that of the companies in the S&P 500 Index at the time of investment." As of February 23, 2000, the S&P 500 Index included companies with a market capitalization between approximately $300 million and $500 billion.) that the Fund's portfolio managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow or asset value. The Fund will no longer invest significantly in dividend-paying securities. As a result, the Fund will not be appropriate for shareholders seeking income as an investment objective. In addition, the Fund's principle investment strategy will no longer include investments in bonds. However, the Fund will be able to invest up to 35% in bonds when conditions are favorable and will be able to take temporary defensive positions in cash or cash-type securities without any limitation (currently the Fund is limited to 40% of its assets in these positions). The Fund will continue to be able to invest up to 25% of its net assets in foreign securities.


REQUIRED VOTE. Approval of the amendment to the Fund's investment objective requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. Although abstentions and broker non-votes will not be counted as voting on the amendment to the Fund's investment objective, abstentions and broker non-votes will have the effect of a vote against the amendment. If the amendment to the Fund's investment objective is approved by the Fund's shareholders, it will become effective on or about May 1, 2000. If the shareholders of the Fund do not approve the amendment to the Fund's investment objective, the existing name, investment objective and strategies will remain in place.

RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors recommends that shareholders of the Fund vote in favor of amending the Fund's investment objective.

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

                                 OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxy cards that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies.

                             SHAREHOLDER PROPOSALS

As a Wisconsin corporation, the Fund is not required to hold shareholder meetings on a regular basis. Accordingly, the Fund does not intend to hold such meetings unless required to do so under the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Fund within a reasonable time before solicitation of shareholder votes for such meeting occurs. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Fund does not guarantee that it will be considered at the next meeting of shareholders.

                                 By Order of the Board of Directors,



                                 Stephen J. Shenkenberg
                                 SECRETARY

Menomonee Falls, Wisconsin
March 2, 2000






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VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE:  1-888-221-0697 OR VISIT WWW.ESTRONG.COM

                         STRONG TOTAL RETURN FUND, INC.

                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS


       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby revokes all previous proxies and constitutes and appoints Stephen J. Shenkenberg, Cathleen A. Ebacher, and John S. Weitzer as proxies, each with power to act without the other, and with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Strong Total Return Fund to be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on April 26, 2000, at 8:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement dated March 2, 2000, receipt of which is hereby acknowledged.

DATE:

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature(s)     (Title(s), if applicable)



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                    WE NEED YOUR VOTE BEFORE APRIL 26, 2000



PLEASE, your vote is important and, as a shareholder, you are asked to be at the Special Meeting of Shareholders (the "Meeting") either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, dating, signing and promptly returning this Proxy Card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number at 1-888-221-0697 or (3) voting at the Strong website at www.eStrong.com. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Strong Total Return Fund in writing (by subsequent proxy or through the website), or by telephone at 1-888-221-0697, of such revocation at any time before the Meeting.

                            THANK YOU FOR YOUR TIME



THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVE.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. To amend the Strong Total Return Fund's     FOR     AGAINST     ABSTAIN
   investment objective.                       [ ]       [ ]         [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD



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